SUMMARY PROSPECTUS

Impact Shares NAACP Minority Empowerment ETF

Ticker: NACP – NYSE ARCA	October 22, 2020

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at http://www.impactetfs.org. You can also get this information at no cost by calling 844-448-3383 (844-GIVE-ETF) or by sending an email request to info@impactetfs.org.

The Fund’s Prospectus and Statement of Additional Information, dated October 22, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.impactetfs.org), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 844-448-3383 (844-GIVE-ETF). Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 844-448-3383 (844-GIVE-ETF) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Investment Objective

The Impact Shares NAACP Minority Empowerment ETF (the “Fund”) seeks investment results that, before fees and expenses, track the performance of the Morningstar® Minority Empowerment Index (the “Underlying Index”).

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)(2)	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.11%
Waivers and Reimbursements(3)	(0.62)%
Total Annual Operating Expenses after Waivers and Reimbursements(3)	0.49%

(1)

The Fund pays for the transfer agency, custody, fund administration, legal, audit and other services it requires under a unitary fee structure (the “unitary advisory fee”). Therefore, the Fund’s “Management Fee” includes fees payable to Impact Shares, Corp. (“Impact Shares” or the “Adviser”) for advisory services and for the provision by third parties engaged by Impact Shares of transfer agency, custody, fund administration, legal, audit and other services. Under the Fund’s Investment Advisory Agreement, the Adviser bears all expenses of the Fund (including those of the services listed above) with the exception of those described under the section titled “Management of the Fund.”

(2)

Impact Shares is paid a Management Fee at an annual rate of 0.75% on the “Average Daily Managed Assets” of the Fund. “Average Daily Managed Assets” is the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage).

(3)

The Adviser has contractually agreed to reimburse the Fund for certain expenses excluded from the unitary advisory fee through at least October 28, 2021. This contract may not be terminated without the action or consent of the Fund’s Board of Trustees.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below. The Example reflects expense limitation agreements and/or waivers, if any, in effect for the one-year period and the first year of the three-year period. Your actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$77	$317	$577	$1,319

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2020, the Fund’s portfolio turnover rate was 25%.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its total assets, plus borrowings for investment purposes (the “80% basket”) in component securities of the Underlying Index (“Component Securities”).

The Fund may invest the remaining 20% of its total assets (the “20% basket”) in securities and instruments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest in securities of any type and of companies of any market capitalization (including small- and mid-capitalization companies), market sector or industry, but expects to invest primarily in equity securities of U.S. companies. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. The Fund also may invest in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates and/or currencies, within the 20% basket to track the Underlying

Index and as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to hedge various investments for risk management and speculative purposes. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser or its affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index.

The Adviser may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, leverage and price to earnings ratios) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed 5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Fund concentrates its investments in a particular industry or group of industries to approximately the same extent as the Underlying Index is so concentrated.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

The Underlying Index is designed to measure the performance of large and mid- capitalization companies that are “empowering to minorities,” and to exhibit risk and return characteristics similar to those of the Morningstar US Large-Mid Cap ® Index, as described below.

The Underlying Index is constructed using a rules based methodology to select companies from the Morningstar US Large-Mid Cap ® Index (the “Parent Index”), a free float market-cap weighted index that constitutes 90% of the total market capitalization of the U.S. market) that have strong minority empowerment practices. Morningstar constructs the Underlying Index using company level indicators, scores, and indicator relevance weighting from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified and compiled by the NAACP (“NAACP” or the “Partner Nonprofit”) to measure the strength of minority empowerment practices and products or services for each company within the Parent Index (a company’s “Minority Empowerment Composite Score”). Based on that scoring, excluding those companies with a detrimental score for applicable controversies (as determined by Sustainalytics), the 200 best scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure of companies with higher rankings as to minority empowerment practices, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. The Index Provider determines the weighting of each security in the Underlying Index using the following variables: Minority Empowerment Composite Score, market capitalization, maximum and minimum weightings by security and sector. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on the following social screens used in determining the Minority Empowerment Composite Score that narrows the Index Universe. Each of the social screens for the Minority Fund addresses an issue that has a history of NAACP support.

1. Board Diversity This indicator provides an assessment of the diversity of a company’s board of directors. Diversity of background can provide fresh perspectives in the boardroom and lead to better board decision-making.

2. Discrimination Policy This indicator provides an assessment of the quality of a company’s policy to eliminate discrimination, including racial discrimination, and ensure equal opportunity.

3. Scope of Supplier Social Programs This indicator assesses whether a company has supply chain/contractors’ social programs including a focus on racial diversity and empowerment, and the scope of such standards.

4. Digital Divide Programs This indicator provides an assessment of the presence of programs that address the digital divide, i.e. the lack of access to modern means of communication/internet. Access to such means is often difficult for certain groups in modern society (e.g., people of color, poor, elderly) or people in certain regions.

5. Freedom of Association Policy This indicator provides an assessment of the quality of a company’s freedom of association and collective bargaining policy, including its impact on racial minorities.

6. Diversity Programs This indicator assesses the strength of a company’s initiatives to increase the diversity of its workforce, including racial diversity

7. Supply Chain Monitoring This indicator provides an assessment of whether the company has a supply chain monitoring system and/or whether there are other supply chain monitoring activities. Racial minority focused social standards are included within this monitoring.

8. Community Development Programs This indicator assesses the strength of a company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities, including minority communities, directly affected by the company’s operations.

9. Minority-Inclusive Health and Safety Management System This indicator assesses the strength of the company’s initiatives to manage employee health and safety and prevent accidents and occupational illnesses.

10. Conflict Minerals Programs This indicator measures the strength of a company’s initiatives to eliminate conflict minerals from its products and its supply chain.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Derivatives Risk. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Exchange-Traded Funds Risk. The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services and also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Ethnic Diversity Risk. The returns on a portfolio of securities that excludes companies that are not ethnically diverse may trail the returns on a portfolio of securities that includes companies that are not ethnically diverse. Investing only in a portfolio of securities that are ethnically diverse may affect the Fund’s exposure to certain types of investments and may adversely impact the Fund’s performance depending on whether such investments are in or out of favor in the market.

Fee Risk. Because the fees paid by the Fund to Impact Shares are based on the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage), Impact Shares has a financial incentive to cause the Fund to utilize leverage, which creates a conflict of interest between Impact Shares, on the one hand, and the shareholders of the Fund, on the other hand.

Futures Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Index Performance Risk. The Fund seeks to track an index maintained by a third party provider unaffiliated with the Fund or the Adviser. There can be no guarantee or assurance that the methodology used by the third party provider to create the index will result in the Fund achieving high, or even positive, returns. Further, there can be no guarantee that the methodology underlying the index or the daily calculation of the index will be free from error. It is also possible that the value of the index may be subject to intentional manipulation by third-party market participants. The particular index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

Industry Concentration Risk. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk. The Fund relies on licenses that permit the Adviser to use the Underlying Index and associated trade names, trademarks and service marks, as well as the Partner Nonprofit’s name and logo (the “Intellectual Property”) in connection with the investment strategies of the Fund and/or in marketing and other materials for the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.

Limited Fund Size Risk. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Management Risk. Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser has limited experience managing an ETF. The relative lack of experience of the Adviser may increase the Fund’s management risk.

Market Price Variance Risk. Fund shares are listed for trading on NYSE (the “Exchange”) and can be bought and sold in the secondary market at prevailing market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than NYSE. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. In times of market stress, market makers and authorized participants may step away from their respective roles in making a market in Fund shares or in executing purchase and redemption orders, which could lead to variances between the market price of Fund shares and the underlying value of those shares. Also, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity of the Fund’s portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Non-Diversification Risk. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. Although the Fund is “non-diversified” for purposes of the 1940 Act, the Fund intends to comply with the diversification requirements under Subchapter M of the Code in order to be eligible to qualify as a regulated investment company.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, index providers, Authorized Participants (as defined below), market makers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.

Passive Investment Risk. The Fund is not actively managed and invests in securities included in, or representative of, the Underlying Index regardless of such securities’ investment merits. The Fund will likely lose value to the extent the Underlying Index loses value. The Adviser does not attempt to take defensive positions under any market conditions, including during declining markets.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Many factors, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics such as the COVID-19 outbreak can affect this value and you may lose money by investing in the Fund. These conditions (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, including earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious disease including epidemics or pandemics such as the COVID-19 outbreak, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

Small-Cap Company Risk. Investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Swaps Risk. Investments in swaps involve both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period and since inception. As with all mutual funds, the Fund’s past performance (both before and after taxes) does not predict the Fund’s future performance. Updated information about the Fund’s performance can be found by visiting the Fund’s website at www.impactetfs.org or by calling 844-448-3383 (844-GIVE-ETF).

Annual Total Return(1)

The bar chart shows the performance of the Fund as of December 31, 2019.

(1)

As at September 30, 2020 (the most recently ended quarter for which data is available), the year to date return of the Fund was 11.18%. The following table sets forth the Fund’s highest and lowest quarterly returns since inception.

Highest Quarterly Return	Highest Quarterly Return Date	Lowest Quarterly Return	Lowest Quarterly Return Date
13.33%	3/31/19	1.76%	9/30/19

Impact Shares NAACP Minority Empowerment ETF

Average Annual Returns

(For the Year Ended December 31, 2019 and Since Inception)

	1 Year	5 Years	10 Years	Since Inception
Fund Returns Before Taxes	30.10%	N/A	N/A	12.62%
Fund Returns After Taxes on Distributions	29.69%	N/A	N/A	12.23%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	18.06%	N/A	N/A	9.62%
Morningstar® Minority Empowerment Index(1)	29.91%	N/A	N/A	12.19%

(1)	The index returns do not reflect deductions for fees, expenses, or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Portfolio Management

Impact Shares, Corp. serves as the investment adviser to the Fund. The portfolio manager for the Fund is Ethan Powell, who has managed the Fund since inception.

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	July 2018	President

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. The Fund issues and redeems shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which comprises 50,000 shares (“Creation Units”). Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Important Additional Information

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.